UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07694

Morgan Stanley Emerging Markets Debt Fund, Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

Arthur Lev 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-0289

Date of fiscal year end:	December 31, 2013

Date of reporting period:	June 30, 2013

Item 1 - Report to Shareholders

Morgan Stanley Emerging Markets Debt Fund, Inc.

Directors

Frank L. Bowman

Michael Bozic

Kathleen A. Dennis

James F. Higgins

Dr. Manuel H. Johnson

Joseph J. Kearns

Michael F. Klein

Michael E. Nugent

W. Allen Reed

Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

Arthur Lev
President and Principal
Executive Officer

Mary Ann Picciotto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Principal
Financial Officer

Mary E. Mullin
Secretary

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Stockholder Servicing Agent

Computershare Trust Company, N.A.
250 Royall Street
Canton, Massachusetts 02021

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call toll free 1 (800) 231-2608 or visit our website at www.morganstanley.com/im. All investments involve risks, including the possible loss of principal.

© 2013 Morgan Stanley.

CEMSDSAN
707037 Exp. 08/31/2014

INVESTMENT MANAGEMENT

Morgan Stanley
Investment Management Inc.
Adviser

Morgan Stanley
Emerging Markets Debt Fund, Inc. NYSE: MSD

Semi-Annual Report

June 30, 2013

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2013

Table of Contents

Letter to Stockholders	3
Investment Advisory Agreement Approval	6
Portfolio of Investments	8
Statement of Assets and Liabilities	13
Statement of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	16
Notes to Financial Statements	17
Portfolio Management	28
Investment Policy	29
Dividend Reinvestment and Cash Purchase Plan	32
U.S. Privacy Policy	33

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2013

Letter to Stockholders (unaudited)

Performance

For the six months ended June 30, 2013, the Morgan Stanley Emerging Markets Debt Fund, Inc. (the "Fund") had total returns of -9.35%, based on net asset value, and -11.86% based on market value per share (including reinvestment of distributions), compared to its benchmark, the J.P. Morgan Emerging Markets Bond Global Index (the "Index")*, which returned -8.22%. On June 30, 2013, the closing price of the Fund's shares on the New York Stock Exchange was $10.18, representing an 11.2% discount to the Fund's net asset value per share. Past performance is no guarantee of future results.

Factors Affecting Performance

•  Emerging markets (EM) assets came under significant pressure during the six months ended June 30, 2013, mostly in the second half of the period, as external debt spreads widened, domestic debt yields rose and EM currencies weakened versus the U.S. dollar as well as the euro. During the full period, the yield on the 10-year U.S. Treasury rose by 73 basis points to 2.49%, largely because of positive economic data releases, the Federal Reserve's (Fed) optimistic growth outlook and signs of an improving labor market. This led to a widespread perception among investors that the Fed would begin "tapering" quantitative easing (QE) sooner than previously expected. The generalized weakness in emerging markets accrued mainly from positioning rather than a shift in fundamentals, as near-record outflows (which stabilized toward the end of June) from the asset class weighed on prices and investor sentiment.

•  For the past few years, investors had been increasing their exposure to EM debt due to the relative higher economic growth rates of emerging markets versus developed markets, the strong balance sheets in the emerging markets and the additional yield available versus traditional "safe haven" assets. These attributes may have also attracted investors who are tactical in nature and wanted to participate in the "carry trade," a strategy of borrowing at low interest rates to invest in potentially higher yielding/higher returning assets in another country. For investors of this nature, a change in the pace of Fed accommodation was sufficient reason to reduce their EM exposure.

•  In addition to events in the developed world, concerns over China's declining rates of growth and a cash crunch in China's interbank market affected assets in both China and countries that export to China, such as Chile, Indonesia and Brazil. Furthermore, idiosyncratic developments in countries such as Turkey, South Africa, Egypt and Brazil exacerbated the more complex global environment for emerging markets. In the case of Turkey, protests that began in late May stabilized during June, but damaged investor perception of the country, its institutions and the outlook for European Union (EU) membership. This negative sentiment led to wider spreads and a weaker lira. In Brazil, demonstrations against bus fare hikes spread throughout the country, with protestors complaining about poor-quality services, rising inflation and the excessive cost of the football World Cup and Olympics. In response, the Brazilian government cancelled the fare hikes and proposed a political reform. In South Africa, bond ratings agency Fitch cut the country's foreign currency long-term rating to BBB from BBB+, citing weaker economic growth prospects with weaker mining production weighing on economic activity. Geopolitical tensions in the Middle East remained elevated, as bond ratings agency Moody's cut Egypt's country rating to B3 from B2 citing low level of foreign reserves, renewed civil unrest, and doubts over the government's ability to secure an International Monetary Fund (IMF) deal.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2013

Letter to Stockholders (unaudited) (cont'd)

•  However, not all was negative in the emerging markets, as numerous countries were upgraded by the ratings agencies during the first half of 2013 including Belize, Latvia, Philippines, Paraguay, Thailand, Turkey, Uruguay, Lithuania, Colombia and Mexico. In addition, inflation remained generally subdued across EM countries.

•  New issuance activity came to a halt in May and June. However, year-to-date EM sovereign supply still managed to reach $41.4 billion and corporate supply was $210.6 billion, bringing the combined total to $252.0 billion, according to our research.

•  During the first half of 2013, emerging market-dedicated bond funds tracked by EPFR Global saw net inflows of $12.33 billion, according to monthly data. This positive number is notable in that it includes a net outflow of $18.08 billion in June. By currency, the majority inflows went into (and out of) local currency funds.

•  Over the course of the period, the yield spreads, or risk premium, on the Index widened by 73 basis points to 377 basis points above U.S. Treasuries.

•  The Fund benefited from underweight exposure to Chile, China, Panama, the Philippines and a partial hedge against U.S. interest rates managed using currency futures.

•  Conversely, overweight exposure to Ukraine, Russia and Brazil detracted from relative returns. Ukraine's external vulnerabilities have increased amid an environment of higher rates and scarce progress on IMF-Russia negotiations. Meanwhile, Russia and Brazil have shown a deteriorating growth picture, with the latter also displaying a more compromised fiscal situation.**

Management Strategies

•  We believe central banks in the developed world are likely to maintain high levels of monetary accommodation to support a fragile global economy. Particularly in Europe, where the European Central Bank and Bank of England took unprecedented steps in June to provide "forward guidance" regarding the path of monetary policy, which is expected to remain loose in light of subdued inflation and broad-based weakness in the European economy.

•  Since the U.S. financial crisis of 2008, most of the shocks facing emerging countries emanated from a succession of financial and sovereign debt crises in the developed world. These risk aversion shocks required developed central banks to ease financial conditions that flooded the global financial system with liquidity, lowering financial costs and subduing volatility. In June, for the first time in five years, the Fed indicated a likely tightening of monetary policy, reflecting stronger growth prospects in the U.S. Although both Europe and Japan are likely to keep monetary conditions loose, the market response to a rather confusing Fed statement was violent — increasing financial costs and reviving until what recently had been low and declining volatility in fixed income markets.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2013

Letter to Stockholders (unaudited) (cont'd)

•  We are constructive on EM assets in the near term, because the violent widening in U.S. Treasury yields in recent weeks generated severe dislocations in EM external and domestic debt. We have seen some hints of stabilization in outflows and incipient positive returns in EM hard currency and EM corporate debt. To the extent that U.S. rates normalize in an orderly fashion and volatility diminishes, we may see the stabilization trend in EM flows and returns consolidate in the weeks ahead. Macroeconomic fundamentals in emerging markets remain strong, but tighter global financial conditions caught emerging market countries in the midst of a cyclical — and in certain cases structural — downturn, reflecting a lack of productivity-enhancing structural reforms in some countries and fiscal and/or financial overhang in others. The performance of EM asset prices in the longer term will depend on initial conditions and policy responses.

•  As such, we view the recent sell-off as an opportunity to add selectively into the asset class. In certain countries, risk premiums have widened and currencies have weakened in spite of improving fundamental conditions. However, in other countries, policy makers will have to revive the structural reform agenda and/or tighten fiscal and monetary conditions if they are to navigate a world of tighter global financial conditions without major setbacks.

Sincerely,

Arthur Lev
President and Principal Executive Officer  July 2013

*The J.P. Morgan Emerging Markets Bond Global ("EMBG") Index tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady Bonds, loans, Eurobonds and local market instruments for over 30 emerging market countries. It is not possible to invest directly in an index.

**Country and sector weightings are subject to change.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2013

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund's Adviser under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Adviser's expense. (The advisory and administration agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2012, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was better than its peer group average for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that the Fund's management fee and total expense ratio were lower than its peer group averages. After discussion, the Board concluded that the Fund's performance, management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board considered that, with respect to closed-end funds, the assets are not likely to grow with new sales or grow significantly as a result of capital appreciation. The Board concluded that economies of scale for the Fund were not a factor that needed to be considered at the present time.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2013

Investment Advisory Agreement Approval (unaudited) (cont'd)

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, "float" benefits derived from handling of checks for purchases and sales, research received by the Adviser generated from commission dollars spent on funds' portfolio trading and fees for distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2013

Portfolio of Investments (unaudited)

(Showing Percentage of Total Value of Investments)

	Face Amount (000)	Value (000)
FIXED INCOME SECURITIES (87.3%)
Belarus (1.1%)
Sovereign (1.1%)
Republic of Belarus, 8.95%, 1/26/18	$3,300	$3,308
Brazil (9.7%)
Corporate Bonds (3.3%)
Banco BTG Pactual SA, 4.00%, 1/16/20 (a)(b)	3,135	2,704
Banco Safra SA, 6.75%, 1/27/21	690	752
6.75%, 1/27/21 (a)(b)	1,360	1,482
ESAL GmbH, 6.25%, 2/5/23	1,500	1,377
Odebrecht Finance Ltd., 5.13%, 6/26/22	1,500	1,474
7.13%, 6/26/42 (a)	2,520	2,457
		10,246
Sovereign (6.4%)
Banco Nacional de Desenvolvimento, Economico e Social, 5.50%, 7/12/20	2,300	2,386
5.50%, 7/12/20 (a)(b)	1,960	2,034
6.37%, 6/16/18 (a)	276	301
Brazil Minas SPE via State of Minas Gerais, 5.33%, 2/15/28 (a)(b)	7,340	7,156
Brazilian Government International Bond, 4.88%, 1/22/21	2,308	2,475
7.13%, 1/20/37	3,290	3,932
Caixa Economica Federal, 3.50%, 11/7/22 (a)	1,760	1,487
		19,771
		30,017
Colombia (3.4%)
Corporate Bond (0.5%)
Pacific Rubiales Energy Corp., 5.13%, 3/28/23	1,500	1,425
	Face Amount (000)	Value (000)
Sovereign (2.9%)
Colombia Government International Bond, 4.38%, 7/12/21 (b)	$1,460	$1,524
6.13%, 1/18/41	2,080	2,330
7.38%, 3/18/19 (b)	390	476
11.75%, 2/25/20	3,015	4,462
		8,792
		10,217
Costa Rica (0.3%)
Sovereign (0.3%)
Costa Rica Government International Bond, 4.25%, 1/26/23 (a)	1,020	949
Dominican Republic (0.5%)
Sovereign (0.5%)
Dominican Republic International Bond, 7.50%, 5/6/21	1,320	1,429
Ecuador (0.1%)
Sovereign (0.1%)
Ecuador Government International Bond, 9.38%, 12/15/15	355	370
El Salvador (0.3%)
Sovereign (0.3%)
El Salvador Government International Bond, 5.88%, 1/30/25 (a)(b)	940	919
Hungary (0.5%)
Sovereign (0.5%)
Hungary Government International Bond, 6.38%, 3/29/21 (b)	1,050	1,097
7.63%, 3/29/41	490	514
		1,611
India (0.2%)
Corporate Bond (0.2%)
Vedanta Resources PLC, 7.13%, 5/31/23 (a)(b)	560	531

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2013

Portfolio of Investments (unaudited) (cont'd)

(Showing Percentage of Total Value of Investments)

	Face Amount (000)	Value (000)
Indonesia (6.3%)
Sovereign (6.3%)
Indonesia Government International Bond, 6.88%, 1/17/18	$320	$361
7.75%, 1/17/38	630	781
7.75%, 1/17/38 (a)	1,353	1,678
11.63%, 3/4/19	430	587
11.63%, 3/4/19 (a)	2,169	2,961
Majapahit Holding BV, 7.75%, 1/20/20	7,590	8,349
Pertamina Persero PT, 4.88%, 5/3/22	350	336
5.25%, 5/23/21	870	865
Perusahaan Listrik Negara PT, 5.50%, 11/22/21	3,470	3,418
		19,336
Ivory Coast (0.4%)
Sovereign (0.4%)
Ivory Coast Government International Bond, 5.75%, 12/31/32	1,620	1,341
Kazakhstan (5.7%)
Sovereign (5.7%)
Development Bank of Kazakhstan JSC, 4.13%, 12/10/22 (a)	1,850	1,656
5.50%, 12/20/15	230	241
5.50%, 12/20/15 (a)	388	407
Intergas Finance BV, 6.38%, 5/14/17	700	761
KazAgro National Management Holding JSC, 4.63%, 5/24/23 (a)(b)	1,950	1,804
KazMunayGas National Co., JSC, 5.75%, 4/30/43 (a)	2,760	2,453
6.38%, 4/9/21	1,510	1,646
6.38%, 4/9/21 (a)	2,430	2,649
9.13%, 7/2/18	1,930	2,318
9.13%, 7/2/18 (a)	3,080	3,700
		17,635
	Face Amount (000)		Value (000)
Lithuania (0.4%)
Sovereign (0.4%)
Lithuania Government International Bond, 6.63%, 2/1/22 (a)		$670	$772
6.75%, 1/15/15 (a)		160	171
7.38%, 2/11/20		290	346
			1,289
Mexico (12.9%)
Corporate Bonds (2.1%)
Cemex SAB de CV, 9.00%, 1/11/18 (a)		412	435
9.50%, 6/15/18 (b)		480	521
9.50%, 6/15/18 (a)(b)		1,300	1,410
Mexichem SAB de CV, 4.88%, 9/19/22		1,500	1,511
Tenedora Nemak SA de CV, 5.50%, 2/28/23 (a)(b)		1,090	1,036
5.50%, 2/28/23		1,500	1,425
			6,338
Sovereign (10.8%)
Mexican Bonos, 7.50%, 6/3/27	MXN	64,500	5,588
Mexico Government International Bond, 3.63%, 3/15/22 (b)		$3,500	3,439
6.05%, 1/11/40 (b)		1,760	1,927
6.75%, 9/27/34		4,674	5,539
Pemex Project Funding Master Trust, 6.63%, 6/15/35 - 6/15/38		4,316	4,553
8.63%, 12/1/23		1,990	2,388
Petroleos Mexicanos, 4.88%, 1/24/22 (b)		1,800	1,840
5.50%, 1/21/21		5,430	5,810
8.00%, 5/3/19		1,750	2,126
			33,210
			39,548

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2013

Portfolio of Investments (unaudited) (cont'd)

(Showing Percentage of Total Value of Investments)

	Face Amount (000)	Value (000)
Panama (0.8%)
Sovereign (0.8%)
Panama Government International Bond, 5.20%, 1/30/20	$310	$340
7.13%, 1/29/26	1,140	1,402
8.88%, 9/30/27	483	670
		2,412
Peru (1.5%)
Corporate Bonds (0.8%)
Banco de Credito del Peru, 6.13%, 4/24/27 (a)(b)(c)	1,600	1,628
Corp. Azucarera del Peru SA, 6.38%, 8/2/22 (a)(b)	710	710
		2,338
Sovereign (0.7%)
El Fondo MIVIVIENDA SA, 3.50%, 1/31/23 (a)	491	440
Peruvian Government International Bond, 7.35%, 7/21/25	1,390	1,786
		2,226
		4,564
Philippines (4.0%)
Sovereign (4.0%)
Philippine Government International Bond, 4.00%, 1/15/21	6,756	7,162
8.38%, 6/17/19	1,491	1,938
9.50%, 2/2/30	2,200	3,308
		12,408
Poland (2.3%)
Sovereign (2.3%)
Poland Government International Bond, 3.00%, 3/17/23 (b)	6,850	6,199
5.00%, 3/23/22	770	830
		7,029
Romania (0.3%)
Sovereign (0.3%)
Romanian Government International Bond, 4.38%, 8/22/23 (a)	1,014	968
	Face Amount (000)	Value (000)
Russia (12.3%)
Corporate Bonds (1.4%)
Severstal OAO Via Steel Capital SA, 5.90%, 10/17/22 (a)(b)	$2,150	$1,973
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, 7.75%, 2/2/21 (a)	1,390	1,485
VimpelCom Holdings BV, 7.50%, 3/1/22 (a)	820	851
		4,309
Sovereign (10.9%)
Russian Agricultural Bank OJSC Via RSHB Capital SA, 6.30%, 5/15/17 (a)	2,104	2,243
6.30%, 5/15/17	1,860	1,983
Russian Foreign Bond — Eurobond, 5.63%, 4/4/42 (a)(b)	11,200	11,648
7.50%, 3/31/30	3,302	3,873
7.50%, 3/31/30 (a)	883	1,036
12.75%, 6/24/28	4,225	7,352
Russian Railways via RZD Capital PLC, 5.70%, 4/5/22	2,600	2,701
Vnesheconombank Via VEB Finance PLC, 6.90%, 7/9/20	2,376	2,617
		33,453
		37,762
Serbia (0.4%)
Sovereign (0.4%)
Republic of Serbia, 5.25%, 11/21/17 (a)(b)	1,150	1,127
Slovenia (0.6%)
Sovereign (0.6%)
Slovenia Government International Bond, 5.85%, 5/10/23 (a)(b)	1,970	1,837

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2013

Portfolio of Investments (unaudited) (cont'd)

(Showing Percentage of Total Value of Investments)

	Face Amount (000)		Value (000)
South Africa (2.2%)
Sovereign (2.2%)
Eskom Holdings SOC Ltd., 5.75%, 1/26/21 (a)		$3,556	$3,556
5.75%, 1/26/21		2,370	2,370
Transnet SOC Ltd., 4.00%, 7/26/22 (a)		970	853
			6,779
Sri Lanka (0.4%)
Sovereign (0.4%)
Sri Lanka Government International Bond, 5.88%, 7/25/22 (a)		490	468
6.25%, 10/4/20		100	100
6.25%, 10/4/20 (a)		650	650
			1,218
Thailand (0.4%)
Corporate Bond (0.4%)
PTT Global Chemical PCL, 4.25%, 9/19/22 (a)(b)		1,370	1,319
Turkey (6.3%)
Sovereign (6.3%)
Export Credit Bank of Turkey, 5.88%, 4/24/19 (a)		2,850	2,942
Turkey Government Bond, 10.50%, 1/15/20	TRY	6,600	3,814
Turkey Government International Bond, 5.63%, 3/30/21		$7,500	8,044
6.88%, 3/17/36		2,904	3,249
11.88%, 1/15/30		891	1,499
			19,548
Ukraine (5.6%)
Sovereign (5.6%)
Ukraine Government International Bond, 6.75%, 11/14/17		610	561
7.50%, 4/17/23 (a)		2,890	2,550
7.80%, 11/28/22		14,230	12,772
Ukraine Railways via Shortline PLC, 9.50%, 5/21/18 (a)(b)		1,560	1,416
			17,299
	Face Amount (000)	Value (000)
Uruguay (0.6%)
Sovereign (0.6%)
Uruguay Government International Bond, 8.00%, 11/18/22	$1,589	$2,012
Venezuela (7.8%)
Sovereign (7.8%)
Petroleos de Venezuela SA, 8.50%, 11/2/17	5,220	4,796
12.75%, 2/17/22 (b)	5,000	5,037
Venezuela Government International Bond, 6.00%, 12/9/20	1,340	985
9.25%, 9/15/27 (b)(d)	14,920	12,682
11.75%, 10/21/26	380	363
		23,863
TOTAL FIXED INCOME SECURITIES (Cost $270,449)	268,645
	No. of Warrants
WARRANTS (0.2%)
Nigeria (0.1%)
Central Bank of Nigeria, expires 11/15/20 (c)(e)	2,250	405
Venezuela (0.1%)
Venezuela Government International Bond, Oil-Linked Payment Obligation, expires 4/15/20 (c)(e)	5,450	144
TOTAL WARRANTS (Cost $—)		549
	Shares
SHORT-TERM INVESTMENTS (12.5%)
Securities held as Collateral on Loaned Securities (7.9%)
Investment Company (6.4%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note F)	19,526,837	19,527

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2013

Portfolio of Investments (unaudited) (cont'd)

(Showing Percentage of Total Value of Investments)

	Face Amount (000)	Value (000)
Repurchase Agreements (1.5%)
Barclays Capital, Inc., (0.10%, dated 6/28/13, due 7/1/13; proceeds $3,395; fully collateralized by a U.S. Government Obligation; U.S. Treasury Note 0.63% due 5/31/17; valued at $3,463)	$3,395	$3,395
Merrill Lynch & Co., Inc., (0.18%, dated 6/28/13, due 7/1/13; proceeds $1,306; fully collateralized by Common Stocks and Exchange Traded Funds; valued at $1,431)	1,306	1,306
		4,701
TOTAL SECURITIES HELD AS COLLATERAL ON LOANED SECURITIES (Cost $24,228)		24,228
	Shares
Investment Company (4.6%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note F) (Cost $14,088)	14,088,468	14,088
TOTAL SHORT-TERM INVESTMENTS (Cost $38,316)		38,316
TOTAL INVESTMENTS (100.0%) (Cost $308,765) Including $26,725 of Securities Loaned (f)		307,510
LIABILITIES IN EXCESS OF OTHER ASSETS		(36,203)
NET ASSETS		$271,307

(a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(b)  All or a portion of this security was on loan at June 30, 2013.

(c)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on June 30, 2013.

(d)  Denotes all or a portion of securities subject to repurchase under the Reverse Repurchase Agreements as of June 30, 2013.

(e)  Security has been deemed illiquid at June 30, 2013.

(f)  Securities are available for collateral in connection with open futures contracts.

OJSC  Open Joint Stock Company.

Futures Contract:

The Fund had the following futures contract open at June 30, 2013:

	Number of Contracts	Value (000)	Expiration Date	Unrealized Appreciation (000)
Short:
U.S. Treasury 10 yr. Note	113	$(14,302)	Sep-13	$329

MXN —  Mexican New Peso

TRY —  Turkish Lira

Portfolio Composition*

Classification	Percentage of Total Investments
Sovereign	85.5%
Corporate Bonds	9.3
Short-Term Investments	5.0
Other**	0.2
Total Investments	100.0	%***

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of June 30, 2013.

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include open short futures contracts with an underlying face amount of approximately $14,302,000 with unrealized appreciation of approximately $329,000.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2013

Financial Statements (unaudited)

Statement of Assets and Liabilities	June 30, 2013 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $275,150)	$273,895
Investment in Security of Affiliated Issuer, at Value (Cost $33,615)	33,615
Total Investments in Securities, at Value (Cost $308,765)	307,510
Foreign Currency, at Value (Cost $199)	189
Cash	3,015
Interest Receivable	4,892
Receivable for Lehman Brothers Closed Reverse Repurchase Transactions	615
Receivable for Variation Margin	133
Receivable from Affiliate	1
Other Assets	27
Total Assets	316,382
Liabilities:
Collateral on Securities Loaned, at Value	27,243
Reverse Repurchase Agreements	12,052
Dividends Declared	5,452
Payable for Advisory Fees	235
Payable for Professional Fees	56
Payable for Administration Fees	8
Payable for Custodian Fees	4
Payable for Stockholder Servicing Agent Fees	3
Other Liabilities	22
Total Liabilities	45,075
Net Assets
Applicable to 23,669,536 Issued and Outstanding $0.01 Par Value Shares (100,000,000 Shares Authorized)	$271,307
Net Asset Value Per Share	$11.46
Net Assets Consist of:
Common Stock	$237
Paid-in-Capital	265,034
Undistributed Net Investment Income	1,098
Accumulated Net Realized Gain	5,922
Unrealized Appreciation (Depreciation) on:
Investments	(1,255)
Futures Contracts	329
Foreign Currency Translations	(58)
Net Assets	$271,307
(1) Including:
Securities on Loan, at Value:	$26,725

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2013

Financial Statements (unaudited) (cont'd)

Statement of Operations	Six Months Ended June 30, 2013 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers	$8,662
Dividends from Securities of Unaffiliated Issuers	50
Income from Securities Loaned — Net	22
Dividends from Security of Affiliated Issuer	3
Total Investment Income	8,737
Expenses:
Advisory Fees (Note B)	1,500
Administration Fees (Note C)	120
Professional Fees	108
Custodian Fees (Note D)	17
Stockholder Reporting Expenses	14
Stockholder Servicing Agent Fees	5
Directors' Fees and Expenses	4
Other Expenses	29
Expenses Before Non Operating Expenses	1,797
Interest Expense on Reverse Repurchase Agreements	44
Total Expenses	1,841
Waiver of Administration Fees (Note C)	(72)
Rebate from Morgan Stanley Affiliate (Note F)	(4)
Net Expenses	1,765
Net Investment Income	6,972
Realized Gain:
Investments Sold	8,110
Foreign Currency Forward Exchange Contracts	54
Foreign Currency Transactions	13
Futures Contracts	361
Net Realized Gain	8,538
Change in Unrealized Appreciation (Depreciation):
Investments	(45,298)
Foreign Currency Forward Exchange Contracts	(50)
Foreign Currency Translations	(63)
Futures Contracts	329
Net Change in Unrealized Appreciation (Depreciation)	(45,082)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(36,544)
Net Decrease in Net Assets Resulting from Operations	$(29,572)

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2013

Financial Statements (cont'd)

Statements of Changes in Net Assets	Six Months Ended June 30, 2013 (unaudited) (000)	Year Ended December 31, 2012 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$6,972	$13,664
Net Realized Gain	8,538	9,112
Net Change in Unrealized Appreciation (Depreciation)	(45,082)	28,525
Net Increase (Decrease) in Net Assets Resulting from Operations	(29,572)	51,301
Distributions from and/or in Excess of:
Net Investment Income	(6,627)	(14,202)
Net Realized Gain	(2,139)	(713)
Total Distributions	(8,766)	(14,915)
Total Increase (Decrease)	(38,338)	36,386
Net Assets:
Beginning of Period	309,645	273,259
End of Period (Including Undistributed Net Investment Income of $1,098 and $753)	$271,307	$309,645

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2013

Financial Highlights

Selected Per Share Data and Ratios

	Six Months Ended June 30, 2013		Year Ended December 31,
	(unaudited)		2012	2011	2010		2009		2008
Net Asset Value, Beginning of Period	$13.08		$11.54	$11.38	$11.19		$8.79		$11.27
Net Investment Income†	0.29		0.58	0.61	0.74		0.76		0.65
Net Realized and Unrealized Gain (Loss)	(1.54)		1.59	0.21	0.42		2.27		(2.32)
Total from Investment Operations	(1.25)		2.17	0.82	1.16		3.03		(1.67)
Distributions from and/or in excess of:
Net Investment Income	(0.28)		(0.60)	(0.62)	(0.66)		(0.64)		(0.86)
Net Realized Gain	(0.09)		(0.03)	(0.04)	(0.31)		—		—
Total Distributions	(0.37)		(0.63)	(0.66)	(0.97)		(0.64)		(0.86)
Anti-Dilutive Effect of Share Repurchase Program	—		—	—	—		0.01		0.05
Net Asset Value, End of Period	$11.46		$13.08	$11.54	$11.38		$11.19		$8.79
Per Share Market Value, End of Period	$10.18		$11.95	$10.41	$10.48		$10.08		$7.07
TOTAL INVESTMENT RETURN:
Market Value	(11.86	)%#	21.04%	5.73%	13.58%		52.55%		(18.74)%
Net Asset Value(1)	(9.35	)%#	19.51%	7.93%	11.00%		36.18%		(12.95)%
RATIOS, SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)	$271,307		$309,645	$273,259	$269,397		$234,449		$185,706
Ratio of Expenses to Average Net Assets(2)	1.17	%*+	1.13%+	1.14%+	1.19	%+	1.21	%+	1.23%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.14	%*+	N/A	1.14%+	1.13	%+	1.13	%+	1.15%+
Ratio of Net Investment Income to Average Net Assets(2)	4.64	%*+	4.65%+	5.28%+	6.35	%+	7.54	%+	6.19%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%*§	0.01%	0.00%§	0.00	%§	0.00	%§	0.00%§
Portfolio Turnover Rate	43	%#	46%	46%	105%		83%		64%
(2) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived by Administrator
Ratio of Expenses to Average Net Assets	1.22	%*	1.18%	1.19%	1.23	%+	1.26	%+	1.28%+
Ratio of Net Investment Income to Average Net Assets	4.59	%*	4.60%	5.23%	6.31	%+	7.49	%+	6.14%+

(1)  Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

†  Per share amount is based on average shares outstanding.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2013

Notes to Financial Statements (unaudited)

Morgan Stanley Emerging Markets Debt Fund, Inc. (the "Fund") was incorporated in Maryland on May 6, 1993, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "Act"). The Fund's primary investment objective is to produce high current income and as a secondary objective, to seek capital appreciation, through investments primarily in debt securities of government and government-related issuers located in emerging countries, of entities organized to restructure outstanding debt of such issuers and debt securities of corporate issuers in or organized under the laws of emerging countries. To the extent that the Fund invests in derivative instruments that Morgan Stanley Investment Management Inc. (the "Adviser"), believes have economic characteristics similar to debt securities of government and government-related issuers located in emerging market countries and of entities organized to restructure outstanding debt of such issuers, such investments will be counted for purposes of the Fund's policy in the previous sentence. To the extent the Fund makes such investments, the Fund will be subject to the risks of such derivative instruments as described herein.

A.  Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service take into account broker-dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities; (2) an equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (3) futures are valued at the latest price published by the commodities exchange on which they trade; (4) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors (the "Directors"). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2013

Notes to Financial Statements (unaudited) (cont'd)

(7) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

  Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

  The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to,

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2013

Notes to Financial Statements (unaudited) (cont'd)

information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

  The following is a summary of the inputs used to value the Fund's investments as of June 30, 2013.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Corporate Bonds	$—	$26,506	$—	$26,506
Sovereign	—	242,139	—	242,139
Total Fixed Income Securities	—	268,645	—	268,645
Warrants	—	549	—	549
Short-Term Investments
Investment Company	33,615	—	—	33,615
Repurchase Agreements	—	4,701	—	4,701
Total Short-Term Investments	33,615	4,701	—	38,316
Futures Contracts	329	—	—	329
Total Assets	$33,944	$273,895	$—	$307,839

  Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of June 30, 2013, the Fund did not have any investments transfer between investment levels.

3.  Reverse Repurchase Agreements: The Fund entered into reverse repurchase agreements with institutions that the Adviser has determined are creditworthy. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities the Fund is obligated to repurchase. Reverse repurchase agreements also involve credit risk with the counterparty to the extent that the value of securities subject to repurchase exceed the Fund's liability under the reverse repurchase agreement. Securities subject to repurchase under reverse repurchase agreements, if any, are designated as such in the Portfolio of Investments.

  At June 30, 2013, the Fund had a reverse repurchase agreement outstanding with UBS as follows:

Maturity in Less Than 365 Days
Value of Securities Subject to Repurchase	$11,900,000
Liability Under Reverse Repurchase Agreement	$12,052,000
Weighted Average Days to Maturity	181

  The weighted average weekly balance of reverse repurchase agreements outstanding during the six months ended June 30, 2013 was approximately $12,008,000 at a weighted average weekly interest rate of 0.65%.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2013

Notes to Financial Statements (unaudited) (cont'd)

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

  —investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

  —investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

  Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

  Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) for the period is reflected in the Statement of Operations.

  A significant portion of the Fund's net assets consist of securities of issuers located in emerging markets, which are denominated in foreign currencies. Such securities may be concentrated in a limited number of countries and regions and may vary throughout the year. Changes in currency exchange rates will affect the value of and investment income from foreign currency denominated securities. Emerging market securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than U.S. securities. In addition, emerging market issuers may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

5.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of an underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2013

Notes to Financial Statements (unaudited) (cont'd)

transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

  Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

  Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

  Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has open positions in the futures contract.

  Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Fund also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2013

Notes to Financial Statements (unaudited) (cont'd)

may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or (loss). The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

  FASB ASC 815, "Derivatives and Hedging: Overall" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

  The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of June 30, 2013.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Futures Contracts	Variation Margin	Interest Rate Risk	$329	(a)

  (a)This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

  The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the six months ended June 30, 2013 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$54
Interest Rate Risk	Futures Contracts	361
Total		$415
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(50)
Interest Rate Risk	Futures Contracts	329
Total		$279

  The following tables present derivatives financial instruments that are subject to enforceable netting arrangements as of June 30, 2013.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than 0) (000)
Exchange Traded Futures	$329	(a)	$—	$—	$329	(a)

  (a)This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2013

Notes to Financial Statements (unaudited) (cont'd)

  For the six months ended June 30, 2013, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$2,090,000
Futures Contracts:
Average monthly original value	$12,369,000

6.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily, by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

  Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned-Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

  The following table presents financial instruments that are subject to enforceable netting arrangements as of June 30, 2013.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than 0) (000)
$26,725	(a)	—	$(26,725	)(b)(c)	$0

(a)  Represents market value of loaned securities at period end.

(b)  The Portfolio received cash collateral of approximately $27,243,000, of which, approximately $24,228,000 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. At June 30, 2013, there was uninvested cash collateral of approximately $3,015,000, which is not reflected in the Portfolio of Investments. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

(c)  The actual collateral received is greater than the amount shown here due to overcollateralization.

7.  Structured Investments: The Fund invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2013

Notes to Financial Statements (unaudited) (cont'd)

Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular time, may be unable to find qualified buyers for these securities.

8.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Interest income is recognized on the accrual basis except where collection is in doubt and is recorded net of foreign withholding tax. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes.

B.  Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, calculated weekly and payable monthly, at an annual rate of 1.00% of the Fund's average weekly net assets. For the six months ended June 30, 2013, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.99% of the Fund's weekly net assets.

C.  Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average weekly net assets. The Adviser has agreed to limit the administration fee through a waiver so that it will be no greater than the previous administration fee of 0.02435% of the Fund's average weekly net assets plus $24,000 per annum. This waiver may be terminated at any time. For the six months ended June 30, 2013, approximately $72,000 of administration fees were waived pursuant to this arrangement. Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D.  Custodian Fees: State Street (the "Custodian") and its affiliates serve as Custodian for the Fund. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

E.  Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Dividend income and distributions to stockholders are recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2013

Notes to Financial Statements (unaudited) (cont'd)

unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 "Income Taxes — Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in ''Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2012, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2012 and 2011 was as follows:

2012 Distributions Paid From:		2011 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$14,202	$713	$14,675	$872

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, paydown adjustments and basis adjustments for securities sold, resulted in the following reclassifications among the components of net assets at December 31, 2012:

Accumulated Undistributed Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in Capital (000)
$1,298	$(1,298)	—

At December 31, 2012, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$809	$2,139

At June 30, 2013, the aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is approximately $12,614,000 and the aggregate gross unrealized depreciation is approximately $13,869,000 resulting in net unrealized depreciation of approximately $1,255,000.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was signed into law. The Modernization Act modernizes several tax provisions related to Regulated Investment Companies ("RICs") and their shareholders. One key change made by the Modernization Act is that capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely to offset future gains. These losses are utilized before other capital loss carryforwards that expire. Generally, the

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2013

Notes to Financial Statements (unaudited) (cont'd)

Modernization Act is effective for taxable years beginning after December 22, 2010.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the stockholders. During the year ended December 31, 2012, the Fund utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $2,772,000.

F.  Security Transactions and Transactions with Affiliates: For the six months ended June 30, 2013, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $127,852,000 and $135,856,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the six months ended June 30, 2013.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly, and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the six months ended June 30, 2013, advisory fees paid were reduced by approximately $4,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the six months ended June 30, 2013 is as follows:

Value December 31, 2012 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value June 30, 2013 (000)
$21,324	$113,824	$101,533	$3	$33,615

G.  Other: On October 8, 2007, the Fund commenced a share repurchase program for purposes of enhancing stockholder value and reducing the discount at which the Fund's shares trade from their net asset value per share ("NAV"). During the six months ended June 30, 2013, the Fund did not repurchase any of its shares. Since the inception of the program, the Fund has repurchased 1,103,336 of its shares at an average discount of 15.74% from NAV. The Directors regularly monitor the Fund's share repurchase program as part of their review and consideration of the Fund's premium/discount history. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Directors.

H.  Results of Annual Meeting of Stockholders: On June 24, 2013 an annual meeting of the Fund's stockholders was held for the purpose of voting on the following matter, the results of which were as follows:

Election of Directors by all stockholders:

	For	Against
Frank L. Bowman	20,462,588	822,393
James F. Higgins	20,391,142	893,839
Manuel H. Johnson	20,460,742	824,239

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2013

Notes to Financial Statements (unaudited) (cont'd)

For More Information About Portfolio Holdings

The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund's second and fourth fiscal quarters. The semi-annual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to Fund stockholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the Fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to stockholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, the Fund makes portfolio holdings information available by periodically providing the information on its public website, www.morganstanley.com/im.

The Fund provides a complete schedule of portfolio holdings on the public website on a calendar-quarter basis approximately 31 calendar days after the close of the calendar quarter. The Fund also provides Top 10 holdings information on the public website approximately 15 business days following the end of each month. You may obtain copies of the Fund's monthly or calendar-quarter website postings, by calling toll free 1(800) 231-2608.

Proxy Voting Policy and Procedures and Proxy Voting Record

A copy of (1) the Fund's policies and procedures with respect to the voting of proxies relating to the Fund's portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling toll free 1(800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's web site at www.sec.gov.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2013

Portfolio Management (unaudited)

The Fund is managed within the Emerging Markets Debt team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund's portfolio are Eric J. Baurmeister, and Federico L. Kaune, each a Managing Director of the Adviser.

Mr. Baurmeister has been associated with the Adviser in an investment management capacity since 1997 and began managing the Fund in July 2002. Mr. Kaune has been associated with the Adviser in an investment management capacity since 2002 and began managing the Fund in August 2002.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2013

Investment Policy (unaudited)

Derivatives

The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of an underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund may use and their associated risks:

Foreign Currency Forward Exchange Contracts. In connection with its investments in foreign securities, the Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. To the extent hedged by use of currency contracts, the precise matching of currency contract amounts and value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2013

Investment Policy (unaudited) (cont'd)

Futures. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time.

Loan Participation Notes. The Fund may invest in loan participation notes ("LPNs"). LPNs are notes issued through a special purpose vehicle for the purpose of funding or acquiring a loan to final obligor. LPNs are subject to the same risks as other debt obligations, which may include credit risk, interest rate risk, liquidity risk and market risk. LPNs have limited recourse to the issuer, to the extent of the amount received by the issuer from the ultimate borrower in paying the principal and interest amounts as defined under the loan agreement. The Fund may be exposed to the credit risk of both the lender and the borrower, and may not benefit from any collateral supporting the underlying loan.

Options. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium paid by the Fund. If the Fund sells an option, it sells to another person the right to buy from or sell to the Fund a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by the Fund. When options are purchased over-the-counter ("OTC"), the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Structured Investments. The Fund also may invest a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2013

Investment Policy (unaudited) (cont'd)

Swaps. An over-the-counter ("OTC") swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. The Dodd-Frank Wall Street Reform and Consumer Protection Act, and recent regulations thereunder, have required the clearing of certain standardized swap transactions. Cleared swaps ameliorate credit risks and the risk of default or non-performance. Both OTC and cleared swaps could result in losses if interest rates or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected.

Temporary Investments

The investment policies, limitations or practices of the Fund may not apply during periods of unusual or adverse market, economic, political or other conditions. Such market, economic, political or other conditions may include periods of abnormal or heightened market volatility, strained credit and/or liquidity conditions or increased governmental intervention in the markets or industries. During such periods, the Fund may, for temporary defensive purposes, reduce its holdings in emerging country debt securities and invest in certain other short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt securities or hold cash. The short-term and medium-term debt securities in which the Fund may invest consist of (a) obligations of the United States government, its agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or emerging country banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. corporations meeting the Fund's credit quality standards; and (e) repurchase agreements with banks and broker-dealers with respect to such securities. During such periods, the Fund intends to invest only in short-term and medium-term debt securities that the Investment Manager believes to be of relatively low risk of loss of interest or principal (there is currently no rating system for debt securities in most emerging countries).

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2013

Dividend Reinvestment and Cash Purchase Plan (unaudited)

Pursuant to the Dividend Reinvestment Plan (the Plan), each stockholder will be deemed to have elected, unless Computershare Trust Company, N.A. (the Plan Agent) is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, quarterly, in any amount from $100 to $3000, for investment in Fund shares.

Dividend and capital gain distributions (Distribution) will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value or, if net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a Distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent's fees for the reinvestment of a Distribution will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

Stockholders who do not wish to have Distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

Morgan Stanley Emerging Markets Debt Fund, Inc.
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, Rhode Island 02940-3078
1(800) 231-2608

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2013

U.S. Privacy Policy (unaudited)

An Important Notice Concerning Our U.S. Privacy Policy

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1. What Personal Information Do We Collect From You?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2013

U.S. Privacy Policy (unaudited) (cont'd)

about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2. When Do We Disclose Personal Information We Collect About You?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

a. Information We Disclose to Affiliated Companies. We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2013

U.S. Privacy Policy (unaudited) (cont'd)

employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4. How Can You Limit Our Sharing Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5. How Can You Limit the Use of Certain Personal Information About You by Our Affiliated Companies for Marketing?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2013

U.S. Privacy Policy (unaudited) (cont'd)

process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7. What if an affiliated company becomes a nonaffiliated third party?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

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Item 2.  Code of Ethics.

Not applicable for semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6.

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to annual reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

REGISTRANT PURCHASE OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
Total			N/A	N/A

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Trust’s/Fund’s principal executive officer and principal financial officer have concluded that the Trust’s/Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust/Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) Code of Ethics — Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Emerging Markets Debt Fund, Inc.

/s/ Arthur Lev
Arthur Lev
Principal Executive Officer
August 15, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Arthur Lev
Arthur Lev
Principal Executive Officer
August 15, 2013

/s/ Francis Smith
Francis Smith
Principal Financial Officer
August 15, 2013